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                                                                    Exhibit 10.4


RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Howard Hughes Properties, Limited Partnership
1645 Village Center Circle, Suite 200
Las Vegas, Nevada 89134
Attention: Jeffrey S. Green





--------------------------------------------------------------------------------
                     (Space above line for Recorder's use)


                          DEVELOPMENT DECLARATION AND
                              OPTION TO REPURCHASE


     THIS DEVELOPMENT DECLARATION AND OPTION TO REPURCHASE ("DECLARATION"), made this 15th day of August 1996, by HOWARD HUGHES PROPERTIES, LIMITED PARTNERSHIP, a Delaware limited partnership ("Declarant") and THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP, a Nevada limited partnership ("RASLP"), is made with reference to the following facts:


                                R E C I T A L S

     A. Concurrently with the original Recordation of this Declaration, RASLP is acquiring from Declarant the real property described on Attachment "A" attached hereto as the Sale Parcel situated in Clark County, Nevada pursuant to that certain Agreement for the Purchase and Sale of Real Property between HHP and Seven Circle Resorts, Inc., a Delaware corporation, dated May 22, 1996, as amended, (the "Purchase Agreement"), which was thereafter assigned by Seven Circle Resorts, Inc. to RASLP by that certain Assignment of Rights Under Agreement for the Purchase and Sale of Real Property, dated as of August 6, 1996.

     B. Declarant has also granted RASLP an option to acquire the real property separately described on Attachment "A" as the Option Parcel pursuant to that certain Agreement of Option to Purchase Real Property between the parties hereto dated August 15, 1996.

     C. The Sale Parcel, and the Option Parcel if acquired by RASLP, is or are collectively referred to herein as the "Subject Property."

     D. The Subject Property is to be used for the construction, development and operation of a resort style hotel with a nonrestricted gaming casino and commercial, entertainment and recreational amenities.

     E. In connection with such acquisition, RASLP has represented to Declarant that it is acquiring the Subject Property to develop the same in accordance with certain covenants, conditions, rights, restrictions and limitations more particularly set forth below (for convenience herein, collectively referred to as the "Restrictions"), and Declarant is selling the Subject Property to RASLP on the basis of RASLP's

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continuing compliance with such Restrictions. RASLP acknowledges, (i) the original purchase price paid by RASLP for the Subject Property reflects the limitations on use referred to above; (ii) the price charged by Declarant for the Subject Property would have been substantially higher had the Subject Property been sold unencumbered by the Restrictions for any use permitted under applicable zoning ordinances in effect from time to time.

     F. But for such representations by RASLP, and RASLP's unique skill, expertise and suitability in development of the Subject Property and construction and operation of a resort hotel and casino, Declarant would not have sold the Subject Property to RASLP; instead, Declarant either would have sold the Subject Property to another party willing to conform to the Restrictions or would have retained the Subject Property itself for development in a manner consistent with its long-range master planning program and thereby retained the benefits of ownership, including future appreciation in the value of the Subject Property.

     G. Declarant is the master developer of Summerlin, a mixed use master planned community situated in both the City of Las Vegas and unincorporated Clark County, Nevada. Among the distinguishing characteristics of Summerlin are the clear delineation of land use areas throughout Summerlin, together with the strict exercise of architectural and occupancy controls over individual construction projects, so as to ensure the harmonious growth and development of Summerlin and the maximization of the value of Declarant's remaining land holdings. It is vitally important to Declarant that the intensity of development in Summerlin be limited on those parcels of property (including the Subject Property) that Declarant from time to time elects to sell to third parties. Should the development limitations imposed by Declarant be exceeded, Summerlin and its planned development could be negatively impacted. Such conditions could in turn adversely affect the ability of Declarant to develop its remaining affected land holdings within Summerlin, including without limitation the "Benefitted Property" as defined below.

     H. This Declaration is made in order to promote the purposes set forth in these Recitals, and the parties intend that the Restrictions, and all other declarations supplemental hereto, will be understood and construed in furtherance of said purposes.


                               A G R E E M E N T

     ARTICLE 1.     DEFINITIONS

     Unless the context otherwise specified or requires, the terms defined in this Article 1 shall, as used in this Declaration, have the meanings herein set forth:

     1.1 BENEFITTED PROPERTY means all the real property described on Attachment "B" hereto. Declarant shall have the right, by a duly Recorded amendment to this Declaration, to unilaterally add to, subtract from, or substitute for the Benefitted Property any real property owned by Declarant and the term "Benefitted Property," as used herein, shall refer to such added, reduced, or substituted real property, effective upon the Recordation of such amendment; provided, however, that any such amendment shall not have a material adverse effect on the Subject Property or RASLP's interest therein.

     1.2 CONSTRUCTION COMMENCEMENT means the first date on which RASLP shall have performed all of the following:

          (i) RASLP has submitted the Development Plan for the Initial Project to Declarant and Declarant has approved the drawings and specifications with or without conditions to such approval.

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          (ii)      RASLP has entered into bona fide contract(s) with one or
          more general contractors for the construction of the Initial Project.

          (iii) RASLP has obtained a building permit from the City of Las Vegas for the construction of the Initial Project.

          (iv) RASLP has obtained a written commitment for construction financing for the Initial Project.

          (v) RASLP has substantially commenced grading of the Sale Parcel in accordance with a Declarant approved grading plan.

          (vi) RASLP or one of the following three entities: (i) Seven Circle Resorts of Nevada, Inc., (ii) Seven Circle Gaming Corporation, or (iii) Seven Circle Resorts, Inc., has obtained (a) a distributor's gaming license pursuant to NRS Chapter 463 which can be converted to a nonrestricted gaming license pursuant to NRS Chapter 463 prior to the opening of the hotel and casino operation or, (b) a nonrestricted gaming license with respect to the Sale Parcel.

The parties acknowledge that the Construction Commencement Deadline will be extended by one day for each day Declarant exceeds the allowed time to review plans and specifications pursuant to Section 1.3 of this Declaration.

     1.3 CONSTRUCTION COMMENCEMENT DEADLINE means the date by which Construction Commencement must occur pursuant to Section 6.2, which date shall be the one year anniversary of the date of Recordation of this Declaration; provided, the Construction Commencement Deadline shall be extended as follows:

     (a) If Declarant fails to notify RASLP of its approval, disapproval or request for clarification or further information within fourteen days after RASLP has submitted the Development Plan to Declarant, then the Construction Commencement Deadline shall be extended by one day for each day that passes in excess of fourteen days from the date of submission until such approval, disapproval or request for clarification or further information.

     (b) If Declarant fails to notify RASLP of its approval, disapproval or request for clarification or further information within fourteen days after RASLP has submitted the grading plan to Declarant, then the Construction Commencement Deadline shall be extended by one day for each day that passes in excess of fourteen days from the date of submission until such approval, disapproval or request for clarification or further information.

     (c) If Declarant is in default of the terms and conditions of this Declaration or the Purchase Agreement, then the Construction Commencement Deadline shall be extended by one day for each day that such default remains uncured.

     1.4 DECLARANT means Howard Hughes Properties, Limited Partnership, a Delaware limited partnership and, to the extent provided in Section 8.1 of this Declaration, its successors and assigns.

     1.5 DECLARATION means this Development Declaration and Option to Repurchase, as it may from time to time be amended or supplemented.

     1.6  DEED OF TRUST means a mortgage as well as a deed of trust.

     1.7 DESIGN GUIDELINES means (a) the Summerlin Design Guidelines for Non-Residential Applications dated April 1, 1995, as amended, (b) The Canyons Village Design Criteria dated March 15, 1996, (c) the Summerlin Development Standards, dated November 18, 1992, (d) the Summerlin

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Improvement Standards, dated August 1988, and approved by the City of Las Vegas on October 12, 1988, and (e)the Summerlin Landscape Improvement Standards, and any and all other design criteria, development standards and improvement standards adopted by Declarant for the buildings and other improvements, as they may from time to time be amended, modified or supplemented; provided, however, that any such amendment, modification or supplement shall not materially increase the burden of RASLP with respect to the Subject Property. The Design Guidelines are incorporated herein by this reference. To the extent HHP modifies any of the Design Guidelines applicable to Summerlin North in a manner that affects commercial development in Summerlin North generally RASLP shall be entitled to the benefit of such modifications but only subject to any new conditions or restrictions which pertain to such modification.

     1.8 IMPROVEMENT-IMPROVEMENTS shall include buildings, outbuildings, roads, driveways, parking areas, fences, screening walls and barriers, retaining walls, stairs, decks, water lines, sewers, electrical and gas distribution facilities, hedges, windbreaks, plantings, planted trees and shrubs, poles, Signs, loading areas, and all other structures, installations, and landscaping of every type and kind, whether above or below the land surface.

     1.9 IMPROVEMENT MAINTENANCE STANDARDS means the standards for the maintenance and repair of the exterior of the buildings and other improvements on the Subject Property prepared by Declarant. Such Improvement Maintenance Standards are hereby incorporated herein and made a part hereof.

     1.10 MASTER ASSOCIATION means the Summerlin Community Association, a Nevada non-profit corporation created pursuant to the Master Declaration.

     1.11 MASTER DECLARATION means that certain Master Declaration of Covenants, Conditions, Restrictions and Reservation of Easements for Summerlin Community Association contained in instrument No. 01274, Recorded on September 25, 1990, in Book 900925, Official Records of the County, as amended.

     1.12 MORTGAGE means a Deed of Trust as well as a mortgage.

     1.13 MORTGAGEE means a beneficiary under, or holder of, a Deed of Trust as well as a mortgagee under a mortgage.

     1.14 OCCUPANT means a lessee or licensee of an Owner, or any other Person other than an Owner in lawful possession of any portion of the Subject Property with the permission of the Owner.

     1.15 OPTION PARCEL means the real property described on Attachment "A" and identified as the Option Parcel.

     1.16 OWNER means RASLP and its successors as the Record owner of fee simple title to any portion of the Subject Property, excluding any Person who holds such interest as security for the payment of an obligation, but including contract sellers and any Mortgagee or other security holder in actual possession of any portion of the Subject Property.

     1.17 INITIAL PROJECT CONCEPTUAL PLAN means the development plan for the Initial Project attached hereto as Attachment "C" which has been prepared by Owner and approved by Declarant.

     1.18 PERSON means a natural individual, a corporation or any other entity with the legal right to hold title to real property.

     1.19 PURCHASE AGREEMENT means that certain Agreement for the Purchase and Sale of Real Property between Declarant and Seven Circle Resorts, Inc., a Delaware corporation, dated May 22, 1996, as amended, which was thereafter assigned by Seven Circle Resorts, Inc. to RASLP by that certain

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Assignment of Rights Under Agreement for the Purchase and Sale of Real
Property, dated as of August 6, 1996.

     1.20 RECORD-RECORDED-RECORDATION means, with respect to any document, the recordation of said document in the Office of County Recorder of the County Recorder of Clark County, Nevada.

     1.21 RESTRICTIONS means each and every covenant, condition, restriction, reservation or limitation contained in this Declaration.

     1.22 SALE PARCEL means the real property described on Attachment "A" and identified as the Sale Parcel.

     1.23 SIGN means any structure, device, or contrivance, electric or nonelectric, upon or within which any poster, bill, bulletin, printing, lettering, painting, device, or other advertising of any kind whatsoever is used, placed, posted, tacked, nailed, pasted, or otherwise fastened or affixed; provided, however, the term "Sign" as used herein shall not refer to any such structure, device or contrivance located entirely within an enclosed building and not visible to persons outside of such building.

     1.24 STREET-STREETS means any street, highway, road, or thoroughfare within or adjacent to the Subject Property and shown on any Recorded subdivision or parcel map, or record of survey, whether designated thereon as street, boulevard, place, drive, road, court, terrace, way, lane, circle, or otherwise.

     1.25 SUBJECT PROPERTY means the real property described on Attachment "A" as the Sale Parcel and includes the Option Parcel if annexed to this Declaration pursuant to the terms of Section 2.3, together with all of the real property hereafter made subject to this Declaration.

     1.26 SUMMERLIN means all of the real property described on Attachment "D" hereto.

     1.27 SUMMERLIN NORTH means all of the real property described on Attachment "E" hereto.

     1.28 VISIBLE FROM NEIGHBORING PROPERTY means, with respect to any given object on the Subject Property, that such object is or would be visible to a person six (6) feet tall, standing on any adjacent property or any other property (other than the Subject Property) at an elevation no greater than the elevation of the base of the object being viewed.

     ARTICLE 2. SUBJECT PROPERTY

     2.1 GENERAL DECLARATION. Declarant hereby declares that all of that real property located in the City of Las Vegas, County of Clark, State of Nevada, more particularly described in Attachment "A" and referred to herein as the "Sale Parcel," is, and shall be, conveyed, hypothecated, encumbered, leased, occupied, built upon or otherwise used, improved, or transferred in whole or in part, subject to this Declaration. All of the covenants, conditions, and Restrictions set forth herein are declared and agreed to be in furtherance of a general plan for the subdivision, improvement, and sale of said real property and are established for the purpose of enhancing and protecting the value, desirability, and attractiveness of the Subject Property and every part thereof. All of said covenants, conditions, and Restrictions shall run with all of the Subject Property for all purposes and shall be binding upon and inure to the benefit of Declarant and its successors in interest as set forth in this Declaration.

     2.2 UNIFORM ACT DOES NOT APPLY. Pursuant to NRS 116.1207, the Nevada Uniform Common Interest Ownership Act does not apply to the Subject Property.

     2.3 NOTICE OF ANNEXATION. The Option Parcel shall be annexed to the Subject Property encumbered by this Declaration upon Recordation of a Notice of Annexation in the form of Attachment "C" to the Option Agreement, duly executed and acknowledged by Declarant.

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     ARTICLE 3. CONSTRUCTION OF IMPROVEMENTS

     3.1 [INTENTIONALLY OMITTED]

     3.2 COMPLIANCE WITH CONCEPTUAL DEVELOPMENT PLAN. No Owner shall construct, or attempt to construct, any Improvement on the Subject Property or any one subdivided or parcelized lot thereon, unless such Improvement is in compliance with all criteria for, and restrictions and limitations applicable to, such building set forth in the Conceptual Development Plan for the Initial Project or Expansion Project, as the case may be, and such Improvement is expressly approved by Declarant as provided herein, which approval may be granted or withheld by Declarant as provided herein.

     3.3 APPROVAL OF DEVELOPMENT PLAN REQUIRED. No Improvement shall be erected, placed, altered, maintained, or permitted to remain on any portion of the Subject Property by any Owner or Occupant until final drawings and specifications for the Initial Project (in the case of Improvements on the Sale Parcel) and for the Expansion Project (in the case of any Improvements on the Option Parcel) shall have been submitted to and approved in writing by Declarant. The drawings and specifications for the Initial Project and for the Expansion Project, respectively, are referred to herein as the "Development Plans." Each Development Plan shall be submitted in duplicate over the authorized signature of the Owner of the Subject Property or the authorized agent thereof. Each Development Plan shall be in such form and shall contain such information as may be required by the Declarant but shall in any event include the following:

     (a) A site plan of the Sale Parcel or Option Parcel (as the case may be) showing the nature, grading scheme, kind, shape, composition, and location of all structures with respect to such Parcel (including proposed front, rear, and side setback lines), and the number and location of all parking spaces and driveways on the Sale Parcel;

     (b) A landscaping plan for the appropriate Parcel;

     (c) A plan for the location of Signs and lighting; and

     (d) A building elevation plan showing dimensions, materials, and exterior color scheme in no less detail than required by the appropriate governmental authority for the issuance of a building permit. Material changes in approved plans must be similarly submitted to and approved by Declarant.

Following Declarant's approval of a Development Plan for any proposed Improvement as set forth above, Owner shall not materially or substantially change or materially or substantially deviate from such drawings and specifications without the prior written consent of Declarant except for change orders executed during construction which do not alter the scope or exterior appearance of any Improvements. Declarant agrees to approve or disapprove any drawings and specifications properly submitted within fourteen (14) days of submission; provided, if Declarant determines in good faith that it requires clarification of any submission or additional information in order to complete its review, Declarant shall request such clarification or additional information within such fourteen (14) day period and Owner's submission shall not be deemed complete and proper until such clarification or additional information has been submitted. If Declarant fails to notify RASLP of its approval, disapproval or request for clarification or further information within fourteen days (14) after RASLP has submitted a Development Plan to Declarant, then the Construction Commencement Deadline shall be extended as provided in Section 1.3.

     3.4 BASIS FOR APPROVAL. Approval of a Development Plan shall be based, among other things, upon conformity with the Conceptual Development Plan for the Initial Project or Expansion Project, as the case may be, and upon compliance with the Design Guidelines, including adequacy of site dimensions, adequacy of structural design, conformity and harmony of external design with neighboring structures,


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effect of location and use of proposed improvements upon neighboring property in the vicinity of the Subject Property, proper facing of main elevations with respect to nearby Streets, adequacy of screening of mechanical, air-conditioning, or other roof-top installations, and conformity of the drawings and specifications to the purpose and general plan and intent of this Declaration. No plans will be approved that do not provide for the underground installation of power, electrical, telephone, and other utility lines from the property line to buildings.

Declarant shall not arbitrarily or unreasonably withhold its approval of any drawings and specifications. Except as otherwise provide in this Declaration, Declarant shall have the right to disapprove any drawings and specifications submitted hereunder on any reasonable grounds including, but not limited to, the following:

     (a) Failure to comply with any of the Restrictions set forth in this Declaration;

     (b) Failure to include information in such drawings and specifications as may have been reasonably requested by Declarant;

     (c) Objection to the exterior design, the appearance of materials, or materials employed in any proposed structure; provided, however, that any such objection shall not be made with respect to an exterior design, the appearance of materials or materials (i) employed in any similar commercial building currently existing in Summerlin, or (ii) which are specifically authorized by the Design Guidelines for use in such a commercial building.

     (d) Objection on the ground of incompatibility of any proposed structure or use with existing structures or uses upon other property in the vicinity of the Subject Property;

     (e) Objection to the location of any proposed structure with reference to other property in the vicinity;

     (f)  Objection to the grading or landscaping plan for the Subject Property;

     (g) Objection to the color scheme, finish, proportions, style of architecture, height, bulk, or appropriateness of any structure;

     (h) Objection to the number or size of parking spaces, or to the design of the parking area;

     (i)  Adequacy of site dimensions;

     (j) Conformity and harmony of external design with existing and planned neighboring structures;

     (k)  Proper site orientation with respect to nearby Streets; and

     (l) Conformity of the Plans to the purpose, general scheme of improvement and development and intent of the Design Guidelines and this Declaration.

Notwithstanding the foregoing, HHP shall not have the right to disapprove any element of the Development Plan on account of a design feature which has been specifically addressed in the Conceptual Development Plan for the Initial Project, Expansion Project or any expansion or other modification of either of them, as the case may be, and approved by HHP.

     3.5 APPROVAL OF ALTERATIONS SUBSEQUENT TO COMPLETION OF PROJECT. Except for the interior of any completely enclosed structure, no new construction, alteration, grading, addition, excavation, modification, decoration, redecoration, reconstruction or removal of the improvements shall be commenced or maintained by Owner until drawings and specifications consistent with the Design Guidelines have been

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submitted to, and approved in writing by, Declarant. Declarant may deny approval of drawings and specifications submitted for its approval if it deems that the construction, alterations, or additions contemplated thereby in the locations indicated (A) will not comply with the Design Guidelines or (B) are inconsistent with the Initial Project Conceptual Plan.

     3.6 NO WAIVER OF FUTURE APPROVALS. Declarant's approval of any proposals or drawings and specifications for any work done or proposed or approval in connection with any other matter requiring the approval and consent of Declarant shall not be deemed to constitute a waiver of any right to withhold approval or consent as to any similar proposals, drawings and specifications, or matters subsequently or additionally submitted for approval or consent. Such approval shall not constitute or be deemed a waiver of any requirement contained in this Declaration which relates to the conditions upon such construction, or the manner in which such construction shall be performed.

     3.7 APPROVAL. Declarant may approve drawings and specifications as submitted, or as altered or amended, or it may grant its approval to the same subject to specific conditions. Upon approval or conditional approval by Declarant of any drawings and specifications submitted, a copy of such drawings and specifications, together with any conditions, shall be deposited for permanent record with Declarant, and a copy of such drawings and specifications, bearing such approval together with any conditions, shall be returned to the applicant submitting the same.

     3.8 DECLARANT NOT LIABLE. Declarant shall not be liable for damage, loss, or prejudice suffered or claimed by any Person on account of:

     (a) The approval or disapproval of any plans, drawings, and specifications, whether or not in any way defective; or

     (b) The construction of any improvement, or performance of any work, whether or not pursuant to approved plans, drawings, and specifications.

Declarant's approval of proposals or drawings and specifications shall not constitute a representation, warranty or guarantee, whether express or implied, that such proposals or drawings and specifications comply with good engineering design or with zoning or building ordinances, or other governmental regulations or restrictions. By approving such proposals or drawings and specifications Declarant does not assume any liability or responsibility therefor, or for any defect in the structure constructed from such proposals or plans and specifications. Notwithstanding the foregoing, Declarant shall be liable for damages incurred by Owner, but not in any event in excess of Five Hundred Thousand Dollars ($500,000), if Declarant unreasonably withholds or delays its consent to plans, drawings, or specifications and such failure causes actual out-of-pocket losses to Owner.

     3.9 CONSTRUCTION WITHOUT APPROVAL. If any improvement shall be erected, placed, or maintained upon the Subject Property, or any new use commenced upon the Subject Property, other than in accordance with the approval by the Declarant pursuant to the provisions of this Article 3, such alteration, erection, placement, maintenance, or use shall be deemed to have been undertaken in violation of this Declaration, and upon written notice from Declarant, any such improvement so altered, erected, placed, maintained, or used upon any portion of the Subject Property in violation of this Declaration shall be removed or altered so as to conform to this Declaration, and any such use shall cease or be amended so as to conform to this Declaration.

     ARTICLE 4.  DEVELOPMENT AND MAINTENANCE STANDARDS

     4.1 CONDITION OF SUBJECT PROPERTY. The Owner or Occupant of the Subject Property shall at all times keep it and the buildings, improvements, and appurtenances thereon in a safe, clean, and wholesome condition and comply, at its own expense, in all respects with all applicable governmental safety ordinances, regulations, requirements, and directives, and the Owner or Occupant shall at regular


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and frequent intervals remove at its own expense any rubbish of any character whatsoever that may accumulate upon the Subject Property.

     4.2  Landscaping and Irrigation.

     (a) Every portion of the Subject Property shall be landscaped and irrigated as described in the Design Guidelines and in accordance with a Development Plan submitted to and approved by the Declarant. Such landscaping and irrigation shall thereafter be kept and maintained in accordance with this Declaration, the Design Guidelines and the Improvement Maintenance Standards.

     (b) Landscaping and irrigation systems, as approved by the Declarant, shall be completed within sixty (60) days after occupancy unless a written extension of time has been granted by the Declarant.

     (c) Landscaping and irrigation equipment, supplies and above-surface pipes and installations shall be screened as required by the Design Guidelines, except as otherwise permitted in writing by the Declarant.

     (d) All planting and irrigation installations shall be maintained in a neat and orderly fashion. If the Declarant determines that any portion of the Subject Property is not being properly maintained, corrective work shall be accomplished within thirty (30) days after receipt of notice from the Declarant of any directions with regard to maintenance or such later date if the corrective work cannot be reasonably accomplished within such thirty (30) day period provided that Owner promptly commences such corrective work and diligently prosecutes the same to completion.

     (e) The following criteria shall be deemed minimum landscape maintenance standards:

          (i) All planting areas shall be kept reasonably free of leaves and debris;

          (ii)   Lawns and ground cover shall be mowed and/or trimmed regularly;


          (iii) All plantings shall be kept in a healthy and growing condition. Any dead or damaged plant material resulting from improper maintenance or any other reason shall be replaced with like plant material, provided any change from the original approved plant material shall require approval from the Declarant. Fertilization, cultivation, weeding, spraying, trimming and pruning shall be performed as part of a regular maintenance program;

          (iv) Stakes, guys and ties on trees shall be checked regularly to ensure the correct function of each. Ties shall be adjusted regularly to avoid creating abrasions or girding of trunks or stems;

          (v) Damage to plantings caused by vandalism, automobiles or acts of nature shall be corrected within thirty (30) days after occurrence to the condition similar to what such plantings were in immediately before the damage occurred. All types and sizes of plantings shall be approved by the Declarant; and

          (vi) Irrigation and drainage systems shall be kept in proper working condition. Adjustment, replacement of malfunctioning parts and cleaning of systems shall be performed as part of a regular maintenance program.

If, in Declarant's reasonable opinion, the required landscaping is not maintained in a sightly and well-kept condition in accordance with the Summerlin Landscape Improvement Standards, Declarant shall be entitled to the remedies set forth in Section 4.4 and Article 7.

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
     4.3  Maintenance of Grounds.

Owner shall be responsible for the maintenance and repair of all parking areas, driveways, walkways, and landscaping on the Subject Property in accordance with the Improvement Maintenance Standards. Such maintenance and repair shall include, without limitation:

     (a) Maintenance of all parking areas, driveways, and walkways in a clean and safe condition, including the paving and repairing or resurfacing of such areas when necessary with the type of material originally installed thereon or such substitute therefor as shall, in all respects, be equal thereto in quality, appearance, and durability; the removal of debris and waste material and the washing and sweeping of paved areas; the painting and repainting of striping markers and directional signals as required; and

     (b) Cleaning, maintenance, and relamping of any external lighting fixtures, except such fixtures as may be the property of any public utility or government body.

     4.4  Remedies for Failure to Maintain and Repair.

     (a) Remedies. If any Owner shall fail to perform the maintenance and repair required by this Declaration, then Declarant, after fifteen days prior written notice to such delinquent Owner, shall have the right, but not the obligation, to perform such maintenance and repair and to charge the delinquent Owner with costs of such work, together with interest thereon at the rate of twelve percent (12%) per annum from the date of performance of such work to the date of reimbursement of Declarant by Owner; provided, however, that in the event that such maintenance and repair cannot reasonably be accomplished within such fifteen (15) day period. Owner shall have a reasonable time period thereafter to perform such maintenance and repair provided that Owner commences the same within the fifteen (15) day period and diligently prosecutes the maintenance and repair to completion. If the delinquent Owner shall fail to reimburse Declarant for all such costs reasonably incurred within ten (10) days after demand therefor, Declarant may, at any time within ninety (90) days after such advance, file for Record in the Office of the County Recorder of Clark County, Nevada, a claim of lien signed by Declarant for the amount of such charge together with interest thereon; provided, Declarant shall give the Owner ten (10) days advance notice and opportunity to cure prior to filing such claim of lien. The lien created by this Section shall be effective to establish a lien against the interest of the delinquent Owner in the Subject Property together with interest at twelve percent (12%) per annum on the amount of such advance from the date thereof, in addition to Recording fees, cost of title search obtained in connection with such lien or the foreclosure thereof, and court costs and reasonable attorney's fees that may be incurred in the enforcement of such a lien.

     (b) Foreclosure of Lien. Subject to the provisions of Section 10.5, such a lien, when so established against the Subject Property described in said claim, shall be prior or superior to any right, title, interest, lien, or claim that may be or may have been acquired in or attached to the real property interests subject to the lien subsequent to the time of filing such claim for Record. Such lien shall be for the benefit of Declarant and may be enforced and foreclosed in a like manner as a real estate mortgage is foreclosed in the state of Nevada.

     (c) Cure. If a default for which a notice of claim of lien was filed is cured, Declarant shall file or Record a rescission of such notice, upon payment by the defaulting Owner of the costs of preparing and filing or Recording such rescission, and other reasonable costs, interest, or fees that have been incurred.

     (d) Nonexclusive Remedy. The foregoing lien and the rights to foreclose thereunder shall be in addition to, and not in substitution for, all other rights and remedies that any party may have hereunder and by law, including any suit to recover a money judgment for unpaid assessments.

     4.5 Refuse Collection Areas. All outdoor refuse collection areas shall be visually screened so as not to be Visible from Neighboring Property or Streets. No refuse collection area shall be permitted between a Street and the front of a building.

      4.6 Utility Lines and Antennas. No sewer, drainage, or utility lines or wires or other devices for the communication or transmission of electric current, power, or signals, including telephone, television, microwave, or radio signals, shall be constructed, placed, or maintained anywhere in or upon any portion of the Subject Property other than within buildings or structures, unless the same shall be contained in conduits or cables constructed, placed, or maintained underground or concealed in or under buildings or other structures. No antenna, satellite dish or other device for the transmission or reception of telephone, television, microwave, or radio signals shall be placed on any portion of the Subject Property unless (a) such antenna, satellite dish or other device shall be so located that it is not Visible from Neighboring Property, or
(b) the consent of Declarant shall first be obtained. Nothing contained herein shall be deemed to forbid the erection or use of temporary power or telephone facilities incidental to the construction or repair of buildings on the Subject Property.

     4.7 Mechanical Equipment. All mechanical equipment, utility meters, storage tanks, air-conditioning equipment, and similar items shall be screened with landscaping or attractive architectural features integrated into the structure itself.

     4.8 Signs. No Sign shall be permitted on the Subject Property unless approved by Declarant in writing. No Sign shall be approved other than identification Signs, informational and vehicular control signals. Signs identifying the building or the business of the Owner and temporary development Signs. All such Signs, displays, identifications, and monuments shall be only of such size, design and color as shall have been specifically submitted to and approved by the Declarant in writing prior to the erection or installation of said Sign, display, identification, or monument. Notwithstanding anything contained in this Section 4.8 to the contrary, Declarant agrees that it shall consent to the erection or installation of a Sign which is visible from both Rampart Boulevard and Summerlin Parkway provided that it has been approved by Declarant as set forth in this Section 4.8.

     4.9 Fences. No fences or walls shall be permitted on any portion of the Subject Property unless such fence or wall is necessary for security or screening purposes. The Declarant reserves the right to approve the location and design of all fences, and no fence shall be constructed without a letter of approval from the Declarant.

     4.10 Exterior Lighting. All exterior lighting, including the location, design, type and size thereof, is subject to the written approval of the Declarant and shall conform to the Design Guidelines. Exterior lighting shall be adequately controlled to prevent glare and undesirable illumination of other properties adjacent to the Subject Property.

     4.11 Parking Areas. Off-Street parking as required in the Design Criteria to accommodate the parking needs of the Owner or Occupant and the employees and visitors thereof shall be provided by the Owner. The intent of this provision is to eliminate the need for any on-Street parking; provided, however, that nothing herein shall be deemed to prohibit on-Street parking of public transportation vehicles.

     4.12 Construction Regulations and Restrictions.

     (a) No mechanical equipment, apparatus or antennae shall be placed above the roof line (which shall be measured by the roof curb or parapet) of any building, except within an enclosure or behind opaque screening which has been approved in writing the Declarant, unless an exemption has been specifically approved in writing by the Declarant.

     (b) All building exteriors shall be maintained at all times in a neat, orderly and weatherproof manner, including, without limitation, periodic painting if painting is customary with respect to the exterior construction materials employed for such building. The periodic painting shall be the same color originally approved by the Declarant. Any change in color shall require the approval of the Declarant.

     (c) All hardscape, including but not limited to paved areas, parking lots, sidewalks, curbs and gutters shall be maintained at all times in a neat, orderly and weatherproof manner.

     ARTICLE 5.   REGULATION OF OPERATIONS AND USES

     5.1 Permitted Uses. The Subject Property shall be used, developed, maintained and operated only as a resort style hotel and/or casino, with such ancillary commercial, entertainment and recreational amenities as are approved by Declarant in writing.

     5.2 Prohibited Uses. Without limiting the generality of Section 5.1, the following operations and uses shall not be permitted on any property subject to this Declaration:

     (a) Residential use of any type excluding a hotel, time share, and the management of either of such uses:

     (b)  Trailer courts or recreation vehicle campgrounds;

     (c)  Junk yards, wrecking yards, or recycling facilities;

     (d) Mining, drilling for, or removing oil, gas, or other hydrocarbon substances;

     (e)  Refining of petroleum or of its products;

     (f) Commercial excavation of building or construction materials, provided that this prohibition shall not be construed to prohibit any excavation necessary in the course of approved construction; or

     (g) Dumping, disposal, incineration, or reduction of garbage, sewage, or other refuse.

     5.3 Nuisances. No nuisance shall be permitted to exist or operate upon any portion of the Subject Property so as to be offensive or detrimental to any adjacent property or to its Occupants. Without limiting the foregoing, the violation of any of the following provisions shall be deemed a "nuisance":

     (a) No use, excluding reasonable construction and maintenance activity, of the Subject Property that emits dust, sweepings, dirt, or cinders into the atmosphere, or discharges liquid, solid wastes, or other matter into any stream, river, or other waterway that, in the opinion of Declarant, may adversely affect the health, safety, comfort of, or intended use of their property by Persons within the area shall be permitted. No waste nor any substance or materials of any kind shall be discharged into any public sewer serving the Subject Property or any part thereof in violation of any regulation of any public body having jurisdiction over such public sewer;

     (b) Except as related to the standard and customary operation of a hotel/casino and related uses, no escape or discharge of any fumes, odors, gases, vapors, steam, acids, or other substance into the atmosphere, which discharge, in the opinion of Declarant, may be detrimental to the health, safety or welfare of any Person or may interfere with the comfort of Persons within the area or may be harmful to property or vegetation shall be permitted;

     (c) Any operation producing intense glare or heat, atomic, electromagnetic, microwave, ultrasonic, laser, or other radiation shall be performed only within an enclosed or screened area and then only in such manner that the glare, heat, or radiation emitted will not be discernible from any point exterior to the Subject Property;

     (d) Buildings and other structures shall be constructed and machinery and equipment installed and insulated on the Subject Property so that the ground vibration inherently and recurrently generated is not perceptible without instruments at any point exterior to the Subject Property.

     (e) No rubbish, trash, waste, residue, brush, weeds or undergrowth or debris of any kind or character shall ever be placed or permitted to accumulate upon the Subject Property or any portion thereof, so as to render said premises a fire hazard, unsanitary, unsightly, offensive, or detrimental to any Person or activity on any other adjacent property or on any Street.

     (f) No building or other Improvement shall be permitted to fall into disrepair and all buildings and other Improvements shall at all times be kept in good condition and repair (including, without limitation, free of the presence of wood-destroying pests and organisms) and adequately painted or otherwise finished. Any and all exterior repairs, redecorations, modifications or additions shall be made in accordance with, and shall be subject to, this Declaration and the Design Guidelines and all applicable statutes, ordinances and governmental regulations, and shall be approved in writing by the Declarant.

     (g) No condition shall be permitted to exist upon the Subject Property which shall induce, breed or harbor infectious plant diseases or noxious insects.

     (h) No Owner or Occupant shall in any way alter the natural or established drainage of water over the Subject Property from adjoining or other property, nor shall any Owner or Occupant in any way interfere with the natural or established drainage of water from the Subject Property so as to cause or permit water to drain onto, over or under any adjoining or other property except in accordance with a drainage, plan approved by Declarant. If it is necessary to change the natural or established drainage flow over the Subject Property, then the Owner or Occupant of the Subject Property shall adequately provide for proper drainage and such changes shall be approved in writing by the Declarant. For the purposes hereof, "natural" drainage is defined as the drainage which would naturally occur at the time the overall approved grading plan of the Subject Property has been completed by Declarant. For the purposes hereof, "established" drainage is defined as the drainage which occurred or which would occur at the time the overall grading of the Subject Property, including the finish grading of the Subject Property, was completed.

     (i) No adverse environmental condition shall be permitted to exist on the Subject Property, nor shall any toxic or hazardous wastes be permitted to be generated, treated, stored, disposed of, or otherwise deposited in or on or allowed to emanate from the Subject Property or any portion of the Subject Property, including, without limitation, the surface waters and subsurface waters thereof; provided, however, that hazardous substances may be stored or used so long as such storage and use is conducted in compliance with all applicable laws, statutes, ordinances, rules and regulations of any local, County, State or federal governmental body.

     (j) No Owner or Occupant shall permit anything to be done or kept on the Subject Property that violates any law, statute, rule or regulation of any City, County, State or federal governmental or public body.

     5.4 SUBDIVISION. No Owner shall affect any change or amendment to any parcel or final map covering the Subject Property or Record any further parcel or final map of the Subject Property or any portion thereof of facilities thereon, pursuant to Nevada Revised Statutes, or any similar statute hereafter enacted, and any local ordinances adopted pursuant thereto, nor shall an Owner file any applications with any governmental agency with respect to any of the foregoing matters, unless expressly approved by Declarant.

     5.5 ZONING. Owner shall not use or develop or attempt to use or develop the Subject Property or any portion thereof for any purpose other than those purposes expressly allowed under the zoning ordinances of the City of Las Vegas. All development within the Subject Property shall be subject to all such zoning ordinances and regulations applicable to, and in effect at the time of, such development, except where more restrictive requirements are imposed by this Declaration or the Design Guidelines. Development and ownership of the Subject Property shall further be subject, as applicable, to future land use and environmental matters affecting the Subject Property. Owner shall not change or attempt any change in zoning, or obtain or apply for a zoning variance or exception or other similar approval with respect to the use or development of the Subject Property or any portion thereof not expressly allowed under such existing zoning, unless expressly approved by Declarant in writing.

     5.6 MINERAL EXPLORATION. No portion of the Subject Property shall be used in any manner to explore for or to remove any water, steam, heat, oil, gas or other hydrocarbons, gravel, earth, or any earth substances or other minerals of any kind, provided, however, that this shall not prevent the excavation of earth in connection with the grading or construction of improvements within the Subject Property. No tools or equipment and no derrick or other structure designed for use in boring for water, steam, heat, oil, gas or other subterranean minerals or other substances, or designed for use in any mining operation or exploration, shall be erected or placed upon or adjacent to the Subject Property.

     5.7 COVENANT TO HOLD PROPERTY. RASLP hereby agrees and covenants not to sell, lease, transfer, exchange or otherwise convey or dispose of its interest in the Subject Property to another investor, builder or developer other than a permitted assignee for a period of one (1) year following substantial completion of the Initial Project.

     ARTICLE 6.     DECLARANT'S PURCHASE OPTION

     6.1 OPTION TO REPURCHASE SUBJECT PROPERTY. In consideration of Declarant's sale of the Subject Property and the other agreements of Declarant contained in the Purchase Agreement, Owner hereby grants to Declarant the exclusive and irrevocable right and option to purchase the Subject Property (the "Purchase Option") on the terms and conditions set forth in this Article 6.

     6.2 EXERCISE OF PURCHASE OPTION. Declarant shall have the right to exercise the Purchase Option in the event the Construction Commencement has not occurred by the Construction Commencement Deadline by giving written notice of the exercise by Declarant of the Purchase Option within ninety (90) days after the Construction Commencement Deadline. In the event Declarant exercises the Purchase Option, then Owner shall be obligated to sell and Declarant shall be obligated to purchase the Subject Property pursuant to the terms of this
Article 6 unless Owner takes the following actions:

     (a) Owner notifies Declarant in writing no later than three (3) days after Declarant has exercised the Purchase Option that Owner intends to achieve Construction Commencement within ninety (90) days of Declarant's exercise of the Purchase Option; and

     (b) Owner actually achieves Construction Commencement within such 90 day period.

     6.3 TITLE CONDITION. Upon Declarant's repurchase, the Subject Property shall be subject only to

     (a)  Current taxes not yet delinquent;

     (b) Matters affecting title which exist as of the date of Recordation of this Declaration, or which are created, made, assumed, consented to or requested by Declarant, its successors or assigns; and

     (c) Noninterfering easements for utilities used in connection with the buildings and other Improvements constructed on the Subject Property.

In the event any other matters or encumbrances exist or otherwise affect title, Declarant shall have the right to deduct from the purchase price at the close of escrow an amount, to be reasonably determined by

Declarant, as sufficient to discharge such matters or to reimburse Declarant for any costs or expenses to be incurred by Declarant in connection with such matters.

          6.4 OPTION EXPIRATION AND QUITCLAIM. In the event Construction Commencement is achieved by the Construction Commencement Deadline or if Declarant has not exercised the Purchase Option within ninety (90) days after the Construction Commencement Deadline, the Purchase Option shall expire and Owner shall be free to sell the Subject Property without complying with the Development Plan.

          6.5 REPURCHASE PRICE. Declarant's purchase price for the Subject Property (the "Repurchase Price") upon its exercise of the Purchase Option provided above, shall be:

          (a) $14,620,000 if the Subject Property does not include the Option Parcel, less all advances made by Declarant to restore the title to the condition described in Section 6.3 above, to the extent not reimbursed to Declarant by Owner.

          (b) $20,459,000 if the Subject Property does include the Option Parcel, less all advances made by Declarant to restore the title to the condition described in Section 6.3 above, to the extent not reimbursed to Declarant by Owner.

          6.6 REPURCHASE ESCROW TERMS. Within five (5) days after Declarant's exercise of the Purchase Option as provided above or as soon thereafter as possible, an escrow shall be established at Nevada Title Company or another escrow company selected by Declarant and satisfactory to Owner to consummate the purchase as specified herein, which escrow shall have a time limit of thirty
(30) days. Said escrow shall be subject only to approval by Declarant of a then current preliminary title report. Any exceptions shown thereon created after the date hereof, and disapproved by written notice to Owner through escrow, shall be removed by Owner at its sole expense at or prior to Closing. Owner and Declarant shall each pay one-half of the escrow fees; Owner shall pay for documentary tax stamps, for Recording the deed, and for an ALTA extended coverage owner's policy of title insurance in the amount of the Repurchase Price showing title to the Subject Property vested in Declarant or its assigns free and clear of all liens, encumbrances or other title exceptions other than those set forth in Section
6.3. Any other costs or expenses shall be allocated between the parties in the manner customary in Clark County, Nevada.

          6.7 OTHER DEFAULTS. Should Owner at any time prior to expiration of the Purchase Option commit any act of bankruptcy, or be adjudicated a bankrupt or insolvent, whether voluntarily or involuntarily, or transfer the Subject Property or any portion thereof by operation of law under legal process pursuant to receivership or bankruptcy, or make an assignment for benefit of creditors, then Declarant in its sole discretion may, in addition to any other rights or remedies available to it, exercise this Purchase Option at any time prior to expiration of the Purchase Option, in the manner provided for herein.

          6.8 BINDING EFFECT. This Purchase Option shall be binding upon and shall inure to the benefit of the respective successors in interest to the parties hereto.

          6.9 DECLARANT'S REMEDIES. In the event Declarant exercises the Purchase Option provided herein and Owner shall fail or refuse to reconvey the Subject Property in accordance with the terms of this Declaration, Declarant shall be entitled to pursue any remedy available to it at law or equity, including the right to seek specific performance of Owner's obligations hereunder.

          ARTICLE 7.  ENFORCEMENT

          7.1 ENFORCEMENT. Declarant alone (subject to Declarant's right to assign pursuant to Section 8.1) shall have the right to enforce, by proceedings at law or in equity, all Restrictions, covenants, and reservations, now or hereafter imposed by the provisions of this Declaration or any amendment thereto, including the right to prevent the violation of any such Restrictions, covenants, or reservations, and the right to recover damages or other amounts due for such violation. The Owner of the Subject Property shall be primarily liable and the Occupant, if any, secondarily liable for the violation or breach of any covenant, condition, or Restriction herein contained.

          7.2 RIGHTS ARE CUMULATIVE. All rights, options, and remedies of Declarant under this Declaration are cumulative, and no one of them shall be exclusive of any other, and Declarant shall have the right to pursue any one or all of such rights, options, and remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Declaration.

          7.3 REMEDIES. In the event of any breach, violation or failure to perform or satisfy any of the Restrictions, Declarant at its sole option and discretion may enforce any one or more of the following remedies or any other rights or remedies to which Declarant may be entitled by law or equity, whether or not set forth herein:

          (a) ABATEMENT. Following thirty (30) days written notice to the Owner or Occupant in question except in exigent circumstances, Declarant shall have the right, privilege, and license to enter upon the Subject Property where said violation or breach exists without further legal process to the maximum extent permitted by law, and to summarily abate and remove, or abate or remove, at the expense of the Owner or Occupant thereof, any improvement, structure, thing, or condition that may be or exist thereon contrary to the intent and meaning of the provisions hereof; provided, however, that in the event that any such violation or breach cannot reasonably be accomplished within such thirty (30) day period, Owner or Occupant in question shall have a reasonable time period thereafter to cure provided that such cure is commenced within the thirty (30) day period and thereafter diligently prosecuted to completion. No such entry by Declarant or its agents shall be deemed a trespass, and neither Declarant nor its agents shall be subject to liability to the Owner or Occupant of the Subject Property for such entry and any action taken to remedy or remove a violation. Any costs or expenses paid or incurred by Declarant in abating such nuisance or prosecuting any such remedy (including all reasonable attorneys' fees and costs of collection), together with interest thereon at the maximum contract rate permitted by law then in effect, shall be a charge against the Subject Property, shall be a continuing lien thereon until paid if Declarant Records a notice of same within ninety (90) days after any such advance with the Office of the County Recorder of Clark County, Nevada, and shall also be the personal obligation of Owner or other Person who was owner of the Subject Property when such charges became due and who committed such breach or violation. The lien provided for in this Section shall not be valid as against a bona fide purchaser or Mortgagee for value of the Subject Property in question unless a suit to enforce said lien shall have been filed in a court of Record in Clark County, Nevada, prior to the Recordation of the deed or mortgage conveying or encumbering the Subject Property in question to such purchaser or Mortgagee, respectively.

          (b) DAMAGES. Declarant may bring a suit for damages for any compensable breach of or noncompliance with any of the Restrictions, or declaratory relief to determine the enforceability of any of the Restrictions.

          (c) EQUITY. It is recognized that a particular or ongoing violation by Owner of one or more of the foregoing Restrictions may cause Declarant to suffer material injury or damage not compensable in money (including, but not limited to irreparable effects on the type and quality of development on the Benefitted Property or portions thereof), and that Declarant shall be entitled to bring an action in equity or otherwise for specific performance to enforce compliance with the Restrictions or an injunction to enjoin the continuance of any such breach or violation thereof, whether or not Declarant exercises any other remedy set forth herein.

          7.4 RIGHT OF ENTRY. During reasonable hours and upon reasonable notice and subject to reasonable security requirements and applicable Nevada gaming laws and regulations, Declarant, or its agents, shall have the right to enter upon and inspect any portion of the Subject Property and the improvements thereon covered by this Declaration for the purpose of ascertaining whether or not the provisions of the Declarant have been or are being complied with, and neither Declarant nor its agents shall be deemed to have committed a trespass or other wrongful act by reason of such entry or inspection.

     7.5 DEEMED TO CONSTITUTE A NUISANCE. The result of every act or omission whereby any covenant, condition, or Restriction herein contained is violated in whole or in part is hereby declared to be and to constitute a nuisance, and every remedy allowed by law or in equity against an Owner or Occupant either public or private shall be applicable against every such result and may be exercised by Declarant.

     7.6 ATTORNEY'S FEES. In any legal or equitable proceeding for the enforcement of this Declaration or any provision hereof, whether it be an action for damages, declaratory relief, or injunctive relief, or any other action, the losing party or parties shall pay the attorney's fees of the prevailing party or parties, in such reasonable amount as shall be fixed by the court in such proceedings or in a separate action brought for that purpose. The prevailing party shall be entitled to said attorney's fees and costs even though said proceeding is settled prior to judgment.

     7.7 FAILURE TO ENFORCE IS NO WAIVER. The failure of Declarant to enforce any requirement, Restriction, or standard herein contained shall in no event be deemed to be a waiver of the right to do so thereafter or in other cases nor of the right to enforce any other Restriction.

     7.8 GENERAL PURPOSE AND CONSTRUCTIVE NOTICE. The Restrictions shall run and pass with each and every portion of the Subject Property and be binding upon Owner, its successors and assigns, and shall benefit the Benefitted Property and be enforceable solely by Declarant notwithstanding any transfers of the Benefitted Property or any portion thereof by Declarant. Every Person who now or hereafter owns or acquires any right, title or interest in or to any portion of the Subject Property is and shall be conclusively deemed to have consented and agreed to every Restriction, provision, covenant, condition, right and limitation contained herein, whether or not any reference to this Declaration is contained in the instrument by which such Person acquired an interest in the Subject Property.

     ARTICLE 8.  ASSIGNMENT

     8.1 ASSIGNMENT. Any and all of the rights, powers, and reservations of Declarant herein contained may be assigned to any Person that will assume the duties of Declarant pertaining to the particular rights, powers and reservations assigned, and upon any such Person evidencing its consent in writing to accept such assignment and assume such duties, he or it shall, to the extent of such assignment, have the same rights and powers and be subject to the same obligations and duties as are given to and assumed by Declarant herein provided that Declarant shall, at least ten (10) days prior to such assignment becoming effective, deliver notice to Owner. Any assignment or appointment made under this Article 8 shall be in reasonable form and shall be Recorded.

     Without limiting the generality of the preceding paragraph, Declarant shall have the right in its sole discretion to assign all or part of its rights under this Declaration to the Master Association. In the event of such an assignment, the Master Association shall have the right to enforce those rights assigned to the Master Association by Declarant against Owner, its successor and assigns.

     ARTICLE 9.  MASTER ASSOCIATION

     9.1 MASTER ASSOCIATION ASSESSMENTS. Each Owner of the Subject Property, by acceptance of a deed thereto (whether or not it shall be so expressed in such deed) is hereby deemed (a) to acknowledge and agree that certain portions of Summerlin, including but not limited to the Improvements thereon or hereafter constructed thereon, while owned, controlled and maintained by the Master Association, benefit the Subject Property and (b) in consideration of such benefit, to covenant and agree to pay an assessment (hereinafter, the "Master Association Assessment") to the Master Association as provided for in this Article 9. The Master Association will assess the Subject Property at a rate determined by multiplying (i) the number of acres (rounded to the nearest one tenth (1/10) of an acre) comprising the Subject Property, by (ii) five (5) times the amount of the Master Association's Common Assessment against residential lots as the same shall be fixed from time to time. Therefore, by way of example only, if the Subject Property is 54.51 acres and the Master Association's Common Assessments against residential lots is $25 per month, the assessment to the Subject Property will be $6,812.50 per month ($25 x 5 x 54.50) until such time as any such assumption changes. Any maintenance, repairs or replacements within any portion of the "Association Property" (as such term is used in the Master Declaration) arising out of or caused by the willful or negligent act of any Owner or its invitee shall be cause for a Special Assessment, as that term is used in the Master Declaration and not as used herein, by the Master Association against such Owner and the Subject Property. All Master Association Assessments due the Master Association together with interest thereon, late charges, costs and reasonable attorneys' fees for the collection thereof as provided for in the Master Declaration, shall be a charge and continuing lien in favor of the Master Association upon the Subject Property against which each such Master Association Assessments is made. The Master Association shall have the same rights and remedies against the Owner as it has against the "Owners" (as defined in the Master Declaration) in enforcing the provisions of the Master Declaration including without limitation the provisions of, Section 6.6 and Sections 6.11 through 6.15, inclusive, of the Master Declaration. Master Association Assessments shall be paid to the Master Association. Notwithstanding any payment of any Master Association Assessments to the Master Association by any Owner in accordance with the provisions of this
Article 9, nothing in this Article 9 shall be deemed or construed to grant to any Owner any membership, voting or other rights in the Master Association or its property. All of the provisions of the Master Declaration referred to in, or necessary to effect the intent of, this Article 9 are incorporated herein by this reference. Notwithstanding any provision of this Declaration to the contrary, the terms of this Article 9 may not be amended, altered, suspended, or superseded without the express written consent of the Master Association which consent shall be acknowledged in a Recorded document.

     ARTICLE 10.  MISCELLANEOUS

     10.1 CONSTRUCTIVE NOTICE AND ACCEPTANCE. Every Person who now or hereafter owns, occupies, or acquires any right, title, or interest in or to any portion of the Subject Property is and shall be conclusively deemed to have consented and agreed to every covenant, condition, and Restriction contained herein, whether or not any reference to this Declaration is contained in the instrument by which such Person acquired an interest in the Subject Property.

     10.2 WAIVER. Neither Declarant nor its successors or assigns shall be liable to any Owner or Occupant of the Subject Property by reason of any mistake in judgment, negligence, nonfeasance, action, or inaction or for the enforcement or failure to enforce any provision of this Declaration. Every Owner or Occupant of any of said property by acquiring its interest therein agrees that it will not bring any action or suit against Declarant to recover any such damages or to seek equitable relief because of same.

     10.3 DECLARANT'S RIGHT TO TERMINATE DECLARATION. Upon the acquisition of all or portions of the Subject Property by Declarant by or through any operation of law or instrument of transfer, Declarant shall have the right in its sole discretion to terminate this Declaration and release such portions or all of the Subject Property from the covenants and Restrictions of this Declaration, by executing and Recording an instrument to such effect, in which event the covenants and Restrictions shall be forever terminated and extinguished.

     10.4 RUNS WITH LAND. The covenants, Restrictions, and reservations of this Declaration shall run with and bind the Subject Property and shall inure to the benefit of and be enforceable by Declarant and its successors and assigns for a term of sixty (60) years from the date this Declaration is Recorded, unless terminated earlier in accordance with the terms of Section 10.3 above. As used in the preceding sentence, the term "successors and assigns" shall mean and refer to both (a) Declarant's successors and assigns as provided in Section 8.1, and (b) Declarant's successors and assigns as to all or substantially all of Declarant's assets or by merger, consolidation, or other corporate reorganization.

     10.5 RIGHTS OF MORTGAGEES. No breach or violation of the Restrictions shall defeat or render invalid the lien of any Mortgage, Deed of Trust or similar instrument securing a loan made in good faith and for value with respect to the development or permanent financing of the Subject Property or any portion thereof, and to the extent that the combined principal amount of such loan and any superior loans encumbering the Subject Property does not exceed seventy percent (70%) of the improved fair market value of the Subject Property. However, this Declaration and all provisions hereof shall be binding upon and effective against any subsequent Owner and its successors and assigns or other Occupant of the Subject Property or portion thereof whose title is acquired by foreclosure, trustee's sale, deed in lieu of foreclosure or otherwise, but such subsequent Owner shall have a reasonable period of time after taking title to cure any violation hereunder that is reasonably capable of being cured, provided that such subsequent Owner diligently acts to effect such cure.

     10.6 CAPTIONS. The captions of Articles and Sections herein are used for convenience only and are not intended to be a part of this Declaration or in other way to define, limit, or describe the scope and intent of the particular Article or Section to which they refer.

     10.7 EFFECT OF INVALIDATION. If any provision of this Declaration is held to be invalid by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

     10.8 AMENDMENTS. Except as provided in this Declaration concerning the addition of or substitution for other real property as the Benefitted Property, or concerning the assignment by Declarant of its rights under this Declaration, this Declaration may only be amended by a writing executed by Declarant and the Record owner of the Subject Property which shall be Recorded against the Subject Property.

     10.9 FORCE MAJEURE. The time period for the performance of any non-monetary obligation under this Agreement shall be extended for any period that such performance is delayed or becomes impossible due to any Act of God, war, civil insurrection, riot, earthquake, fire, weather, sickness, accident, epidemic, act of government or government regulation, general or sympathetic strike or lockout, unavailability of labor or materials, or any other cause beyond the control of a party to this Agreement including, without limitation, delays occasioned by the investigation of Owner (or one of the following three entities: (i) Seven Circle Resorts of Nevada, Inc., (ii) Seven Circle Gaming Corporation, or (iii) Seven Circle Resorts, Inc.) by the State Gaming Control Board provided that Owner is cooperating with such investigation.

     10.10 CONSTRUCTION. Whenever the consent of a party to this Agreement is required pursuant to this Agreement or any related agreement, such consent shall, in all cases, not be unreasonably withheld or delayed.

     10.11 COUNTERPARTS. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart.

DECLARANT                                  RASLP

HOWARD HUGHES PROPERTIES, LIMITED          THE RESORT AT SUMMERLIN, LIMITED
PARTNERSHIP, a Delaware limited            PARTNERSHIP, a Nevada limited
partnership                                partnership

By its sole general partner: THE HOWARD    By its general partner: The Resort
HUGHES CORPORATION, a Delaware             at Summerlin, Inc., a Nevada
corporation                                corporation

By: /s/ John A. Kilduff                    By: /s/ John J. Tipton
   ------------------------------------       ----------------------------------
Name: John A. Kilduff                      Name: John J. Tipton
     ----------------------------------         --------------------------------
Title: Executive Vice President            Title: Senior Vice President
      ---------------------------------          -------------------------------

STATE OF NEVADA    )
                   ) ss.
COUNTY OF CLARK    )

This instrument was acknowledged before me on August 6, 1996 by John A. Kilduff as Executive Vice President of THE HOWARD HUGHES CORPORATION.

                                                    /s/ Peggy L. Chandler
                                           -------------------------------------
                                                       Notary Public

                                  [NOTARY SEAL] Notary Public-State of Nevada
                                                     COUNTY OF CLARK
                                                    PEGGY L. CHANDLER
                                                 My Commission Expires
                                                       May 25, 1998


STATE OF NEVADA    )
                   ) ss.
COUNTY OF CLARK    )

This instrument was acknowledged before me on August 15th, 1996 by John J. Tipton as Senior Vice President of THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP.

                                                    /s/ Vicki Lynn Thomas
                                          -------------------------------------
                                                       Notary Public

  [NOTARY SEAL]     VICKI LYNN THOMAS
                Notary Public-State of Nevada
                 [illegible] in Clark County
                My Appointment Expires [illegible]

                                ATTACHMENT "A"
                         TO DEVELOPMENT DECLARATION
                          AND OPTION TO REPURCHASE

                DESCRIPTION OF SALE PARCEL AND OPTION PARCEL


                                 SALE PARCEL

ALL OF PARCEL 1 AS SHOWN BY MAP THEREOF ON FILE IN FILE 82, PAGE 64 OF PARCEL MAPS IN THE CLARK COUNTY RECORDER'S OFFICE, CLARK COUNTY, NEVADA LYING WITHIN THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 29, TOWNSHIP 20, SOUTH, RANGE 60 EAST, M.D.M., CITY OF LAS VEGAS, CLARK COUNTY, NEVADA.

                                OPTION PARCEL

ALL OF PARCEL 2 AS SHOWN BY MAP THEREOF ON FILE IN FILE 82, PAGE 64 OF PARCEL MAPS IN THE CLARK COUNTY RECORDER'S OFFICE, CLARK COUNTY, NEVADA LYING WITHIN THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 29 AND THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 30, TOWNSHIP 20 SOUTH, RANGE 60 EAST, M.D.M., CITY OF LAS VEGAS, CLARK COUNTY, NEVADA.

                                 ATTACHMENT "B"
                          TO DEVELOPMENT DECLARATION
                           AND OPTION TO REPURCHASE

                      DESCRIPTION OF BENEFITTED PROPERTY

That parcel of land situated in the County of Clark, State of Nevada, described as portions of particular Townships and Ranges of M.D.B. & M., as follows:

Township 20 South, Range 60 East, M.D.M.
        All of Sections 16, 17, 18, 19, 20 and 30;
        AND
        The West 1/2 of Section 29;
        AND
        All of Section 21, except the North 1,000.00 feet of the East 1/2 Northeast 1/4 Northeast 1/4 of said Section 21.

Township 20 South, Range 59 East, M.D.M.
        All of Sections 13, 14, 15, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31,
        32, 33, 34, 35 and 36;
        AND
        The South 1/2 of Section 16;
        AND
        The Southeast 1/4 of Section 17;
        AND
        The South 1/2 of Section 19;
        AND
        The South 1/2 and the Northeast 1/4 of Section 20.

Township 21 South, Range 59 East, M.D.M.
        All of Sections 1, 2, 5, 7, 8, 9 and 12;
        AND
        The East 1/2 Southeast 1/4 of Section 6 and the Northeast 1/4 of
        Section 6;
        AND
        The North 1/2 of North 1/2 of Section 3;
        AND
        The West 1/2 of Section 4 and the North 1/2 Northeast 1/4 of Section 4; AND
        The Northeast 1/4 Northwest 1/4 of Section 18 and the North 1/2 Northeast 1/4 of said Section 18;
        AND
        The North 1/2 North 1/2 of Section 17;
        AND
        The North 1/2 Northwest 1/4 of Section 16;
        AND
        The North 1/2 North 1/2 of Section 13;
        AND
        The North 1/2 North 1/2 of Section 14;

                                                                  ATTACHMENT "B"

TOGETHER WITH AND INCLUDING:

     Those certain portions of Township 21 South, Range 59 East, M.D.M., of said County of Clark, State of Nevada, more particularly described as follows:

     The East 1/2 and the East 1/2 West 1/2 and the East 1/2 West 1/2 West 1/2 and the West 1/2 Southwest 1/4 Southwest 1/4 and the Northwest 1/4 Northwest 1/4 Northwest 1/4 of Section 11;

     AND

     All of Sections 23 and 24;

     AND

     All of Section 25, except the West 1/2 Southwest 1/4 Southwest 1/4 and also excepting the Southwest 1/4 Northwest 1/4 Southwest 1/4 of said Section 25;

     AND

     The North 1/2 Northeast 1/4 and the North 1/2 South 1/2 Northeast 1/4 and the East 1/2 Northeast 1/4 Northwest 1/4 of Section 36;

     AND

     All of Section 13, except the North 1/2 North 1/2 of said Section 13;

     AND

     All of Section 14, except the North 1/2 North 1/2 of said Section 14.

EXCEPTING FROM THE ABOVE DESCRIBED PARCEL OF LAND those certain portions of land more particularly described as follows:

     Parcel 2 (containing 682.117 acres) shown on Page 83 of File 52 of Parcel Maps of Clark County Nevada Records;

     AND

     Parcel 1 (containing 1,050.058 acres) and Parcel 4 (containing 353.340 acres) as shown on Page 09 of File 54 of Parcel Maps of Clark County Nevada Records;

     AND

     Parcel 2 (containing 303.947 acres) shown on Page 09 of File 54 of Parcel Maps of Clark County Nevada Records;

     AND

     Parcel 1 (containing 487.136 acres) and Parcel 2 (containing 22.934 acres) and Parcel 3 (containing 18.65 acres) as shown on Page 82 of File 54 of Parcel Maps of Clark County Nevada Records;

     AND

     Parcel 1 (containing 488.428 acres) shown on Page 28 of File 63 of Parcel Maps of Clark County Nevada Records;

     AND

     Parcel 1 (containing 29.686 acres) shown on Page 30 of File 62 of Parcel Maps of Clark County Nevada Records;

     AND

     Parcel 3 (containing 502.091 acres) shown on Page 57 of File 78 of Parcel Maps of Clark County Nevada Records;

     AND

     Parcel 2 (containing 10.813 acres) shown on Page 9 of File 73 of Parcel Maps of Clark County Nevada Records;

     AND

     Parcel 1 (containing 44.768 acres) shown on Page 94 of File 76 of Parcel Maps of Clark County Nevada Records;

     AND

                                                                  ATTACHMENT "B"

     Parcel 2 (containing 14.545 acres) shown on Page 01 of File 82 of Parcel Maps of Clark County Nevada Records;

     AND

     Parcel 1 (containing 5.230 acres) shown on Page 59 of File 73 of Parcel Maps of Clark County Nevada Records;

     AND

     Parcel 1 (containing 585.577 acres) and Parcel 3 (containing 18.315 acres) shown on Page 14 of File 74 of Parcel Maps of Clark County Nevada Records.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part of Summerlin Village 1 North subdivision (containing 388.411 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon the "AMENDED PLAT OF SUMMERLIN VILLAGE 1 NORTH," as recorded in Book 045 of Plats, Page 0010, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 8 subdivision (containing 197.476 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "THE CROSSING AT SUMMERLIN VILLAGE 8 UNIT NO.1-PHASE 3", on file in Book 63 of Plats, Page 92, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 8 subdivision (containing 114.344 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "THE CROSSING AT SUMMERLIN VILLAGE 8 UNIT NO. 2", on file in Book 64 of Plats, Page 67, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 8 subdivision (containing 150.153 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "THE CROSSING AT SUMMERLIN VILLAGE 8 UNIT NO. 3", on file in Book 69 of Plats, Page 99, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 8 subdivision (containing 94.754 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "THE CROSSING AT SUMMERLIN VILLAGE 8 UNIT NO. 1-PHASE 2", on file in Book 59 of Plats, Page 73, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 8 subdivision (containing 10.631 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "THE CROSSING AT SUMMERLIN VILLAGE 8 UNIT NO. 1-PHASE 1", on file in Book 58 of Plats, Page 84, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 1 South subdivision (containing 11.577 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "SUMMERLIN VILLAGE 1-PARCEL 10", on file in Book 48 of Plats, Page 39, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 1 South subdivision (containing 37.921 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "SUMMERLIN VILLAGE 1 SOUTH-UNIT NO. 1", on file in Book 48 of Plats, Page 42, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 1 South subdivision (containing 117.333 acres more or less) situated in the City of Las Vegas,

                                                                ATTACHMENT "B"

Clark County, Nevada; as shown upon "SUMMERLIN VILLAGE 1 SOUTH-UNIT NO. 2", on file in Book 49 of Plats, Page 96, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 1 South subdivision (containing 98.790 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "SUMMERLIN VILLAGE 1 SOUTH-UNIT NO. 3", on file in Book 50 of Plats, Page 33, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 1 South subdivision (containing 21.157 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "SUMMERLIN VILLAGE 1 SOUTH PARCEL 1", on file in Book 51 of Plats, Page 26, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 1 South subdivision (containing 40.994 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "SUMMERLIN VILLAGE 1 SOUTH-UNIT NO. 5", on file in Book 51 of Plats, Page 29, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 1 South subdivision (containing 45.815 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "SUMMERLIN VILLAGE 1 SOUTH-UNIT NO. 4", on file in Book 51 of Plats, Page 86, in the Office of the County Recorder, Clark County, Nevada.

FURTHER EXCEPTING FROM SAID PARCEL OF LAND; all of that land being a part Summerlin Village 1 South subdivision (containing 318.072 acres more or less) situated in the City of Las Vegas, Clark County, Nevada; as shown upon "SUMMERLIN VILLAGE 1 SOUTH-UNIT NO. 6", on file in Book 54 of Plats, Page 44, in the Office of the County Recorder, Clark County, Nevada.

                                ATTACHMENT "C"
                         TO DEVELOPMENT DECLARATION
                          AND OPTION TO REPURCHASE

                 INITIAL PROJECT CONCEPTUAL DEVELOPMENT PLAN

                        [The Resort at Summerlin Photo]

                          [Landscape Site Plan Photo]

                     [Exterior View At Porte Cochere Photo]

                            [Club and Lounge Photo]

                               [Guest Room Photo]

                       [Restaurant Pavilion/Shops Photo]

                                [Photo Omitted]

                           [Exterior Finishes Photo]

                           [Exterior Finishes Photo]

                              [Casino Lobby Photo]

                            [Interior Casino Photo]

                            [Showroom/Lounge Photo]

                           [Health Club Lobby Photo]

                          [The Lifestyle Center Photo]

                                 [Buffet Photo]

                              [Hotel Lobby Photo]

                               [Mini Suite Photo]

                                 ATTACHMENT "D"
                           TO DEVELOPMENT DECLARATION
                            AND OPTION TO REPURCHASE

                            DESCRIPTION OF SUMMERLIN

That parcel of land situated in the County of Clark, State of Nevada, described as portions of particular Townships and Ranges of M.D.B.& M., as follows:

Township 20 South, Range 60 East, M.D.M.
All of Sections 19 and 30;
AND
The West 1/2 of Section 29;

TOGETHER WITH AND INCLUDING
Those certain portions of Sections 17, 18, 20 and 21, as shown in File 54 of Parcel Maps, at Page 82.
Official Records, Clark County, Nevada.

Township 20 South, Range 59 East, M.D.M.
All of Sections 15, 21, 22, 25, 26, 27, 28, 29, 33, 34, 35 and 36;
AND
The South 1/2 of Section 16;
AND
The Southeast 1/4 of Section 17;
AND
The South 1/2 and the Northeast 1/4 of Section 20;

TOGETHER WITH AND INCLUDING
That portion of Section 13, being a part of Parcel 4 as shown in File 54 of Parcel Maps, at Page 82, Official Records, Clark County, Nevada;
AND
That portion of Section 13, being a part of Parcel 4 as shown by an Amended Plat in File 78 of Parcel Maps, at Page 57, Official Records, Clark County, Nevada;
AND
That portion of Section 14, being a part of Parcel 2 and Parcel 4 as shown by an Amended Plat in File 78 of Parcel Maps, at Page 57, Official Records, Clark County, Nevada;
AND
All of Sections 23 and 24, except Parcel 3 as shown by an Amended Plat in File 78 of Parcel Maps, at Page 57, Official Records, Clark County, Nevada;
AND
That portion of Section 32, being Parcel 3 as shown in File 58 of Parcel Maps, at Page 27, Official Records, Clark County, Nevada.

EXCEPTING FROM THE ABOVE DESCRIBED PARCEL OF LAND those certain portions of land more particularly described as follows:

Township 21 South, Range 59 East, M.D.M.
All of Sections 1, 2, 12, 13, 14, 23, and 24;
AND
The North 1/2 of the North 1/2 of Section 3;
AND
The North 1/2 of the Northeast 1/4 of Section 4;
AND

                                                                  ATTACHMENT "D"

The East 1/2, and the East 1/2 of the West 1/2, and the East 1/2 of the West 1/2 of the West 1/2, and the West 1/2 of the Southwest 1/4 of the Southwest 1/4, and the Northwest 1/4 of the Northwest 1/4 of the Northwest 1/4 of Section 11;
AND
All of Section 25, except the West 1/2 of the Southwest 1/4 of the Southwest 1/4, and also excepting the Southwest 1/4 of the Northwest 1/4 of the Southwest 1/4 of said Section 25;
AND
The North 1/2 of the Northeast 1/4, and the North 1/2 of the South 1/2 of the Northeast 1/4, and the East 1/2 of the Northeast 1/4 of the Northwest 1/4 of
Section 36;

TOGETHER WITH AND INCLUDING
That portion of Section 4, being Parcel 4 as shown in File 58 of Parcel Maps, at Page 27, Official Records, Clark County, Nevada.

                                 ATTACHMENT "E"
                           TO DEVELOPMENT DECLARATION
                            AND OPTION TO REPURCHASE

                         DESCRIPTION OF SUMMERLIN NORTH

That parcel of land situated in the County of Clark, State of Nevada, described as portions of particular Townships and Ranges of M.D.M.& M., as follows:

Township 20 South, Range 60 East, M.D.M.
     All of Sections 19 and 30;
     AND
     The West 1/2 of Section 29;

     TOGETHER WITH AND INCLUDING:
     Those certain portions of Sections 17, 18, 20 and 21, as shown in File 54 of Parcel Maps, at Page 82, Official Records, Clark County, Nevada.

     Township 20 South, Range 59 East, M.D.M.
     That portion of Section 13, being a part of Parcel 4 as shown in File 54 of Parcel Maps, at Page 82, Official Records, Clark County, Nevada; AND All of
     Section 24, except Parcel 3 as shown by an Amended Plat in File 78 of Parcel Maps, at Page 57, Official Records, Clark County, Nevada; AND Those certain portions of Sections 26 and 35, being a part of Parcels 1, 3 and 4 as shown in File 84 of Parcel Maps, at Page 70, Official Records, Clark County, Nevada; AND

     That portion of Section 23, being a part of Parcel 1 as shown in File 84 of Parcel Maps, at Page 70, Official Records, Clark County, Nevada, excepting that portion lying North of the proposed centerline of Summerlin Parkway.



                                      CLARK COUNTY, NEVADA
                                  JUDITH A. VANDEVER, RECORDER
                                     RECORDED AT REQUEST OF:

                                  HOWARD HUGHES PROPERTIES LIMITED

                                    08-15-96  11:41  ESP    29

                                    BOOK: 960815   INST: 01189

                                    FEE: 35.00   RPTT:    .00
                                          OP DECLARATION

                            CONFORMED COPY HAS NOT BEEN COMPARED TO THE ORIGINAL

                   AMENDMENT NO. 1 TO DEVELOPMENT DECLARATION
                            AND OPTION TO REPURCHASE

     THIS AMENDMENT NO. 1 TO DEVELOPMENT DECLARATION AND OPTION TO REPURCHASE (this "Amendment") is dated for reference purposes only as of May ___, 1997 and is made by and between Howard Hughes Properties, Limited Partnership, a Delaware limited partnership ("Declarant") and The Resort at Summerlin, Limited Partnership, a Nevada limited partnership ("RASLP").

                             PRELIMINARY STATEMENTS

     A. Declarant and RASLP are parties to that certain Development Declaration and Option to Repurchase dated as of August 15, 1996 (the "Development Declaration"). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Development Declaration.

     B. Declarant and RASLP desire to amend and modify the Construction Commencement Deadline as set forth in the Development Declaration.

                                   AGREEMENT

     In consideration of the foregoing and intending to be legally bound, Declarant and RASLP hereby agree that the Development Declaration shall be amended as follows:

     1. Section 1.3 of the Development Declaration shall be amended to delete the reference to "the one year anniversary of the date of Recordation of this Declaration" and to insert "October 15, 1997" in lieu thereof.

     2. All other terms and conditions of the Development Declaration shall remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date set forth above.

DECLARANT:                             RASLP:

Howard Hughes Properties, Limited      The Resort at Summerlin, Limited
Partnership, a Delaware limited        Partnership, a Nevada limited
  partnership                            partnership

By: The Howard Hughes Corporation, a   By: The Resort at Summerlin, Inc., a
    Delaware corporation, its sole         Nevada corporation, its general
    general partner                        partner

    By: /s/ John A. Kilduff                By: /s/ John J. Tipton
        ____________________________           ____________________________
        John A. Kilduff, Executive             John J. Tipton, Senior Vice
        Vice President                         President

STATE OF NEVADA      )
                     )  ss.
COUNTY OF CLARK      )


     This instrument was acknowledged before me on May 13, 1997 by John A. Kilduff as Executive Vice President of The Howard Hughes Corporation, a Delaware corporation, the sole general partner of Howard Hughes Properties, Limited Partnership, a Delaware limited partnership.


[seal]    OFFICIAL SEAL
          E.F. STAFFORD                              /s/ E.F. Stafford
       NOTARY PUBLIC -- NEVADA                   -------------------------
         PRINCIPAL OFFICE IN
           CLARK COUNTY
No. 96-4045-1  My Comm. Exp. Aug. 1, 2000


STATE OF COLORADO       )
                        )  ss.
COUNTY OF DENVER        )


     This instrument was acknowledged before me on May 16, 1997 by John J. Tipton, as Senior Vice President of The Resort at Summerlin, Inc., a Nevada corporation, the general partner of The Resort at Summerlin, Limited Partnership, a Nevada limited partnership.



                                                    /s/ Sheila M. Waid
                                               -----------------------------
                                               Commission Expires: 1/11/2000
[Notary Public Seal]

                   AMENDMENT NO. 2 TO DEVELOPMENT DECLARATION
                            AND OPTION TO REPURCHASE

     THIS AMENDMENT NO. 2 TO DEVELOPMENT, DECLARATION AND OPTION TO REPURCHASE (this "Amendment") is dated for reference purposes only as of December __, 1997 and is made by and between Howard Hughes Properties, Limited Partnership, a Delaware limited partnership ("Declarant") and The Resort at Summerlin, Limited Partnership, a Nevada limited partnership ("RASLP").

                             PRELIMINARY STATEMENTS

     A. Declarant and RASLP are parties to that certain Development Declaration and Option to Repurchase dated as of August 15, 1996 as modified by that certain Amendment No. 1 to Development Declaration and Option to Repurchase dated as of May 19, 1997 (collectively, the "Development Declaration"). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Development Declaration.

     B. Declarant and RASLP desire to amend and modify the Construction Commencement Deadline as set forth in the Development Declaration.

                                   AGREEMENT

     In consideration of the foregoing and intending to be legally bound, Declarant and RASLP hereby agree that the Development Declaration shall be amended as follows:

     1. Section 1.3 of the Development Declaration shall be amended to delete the reference to "October 15, 1997" and to insert "February 28, 1998" in lieu thereof.

     2. All other terms and conditions of the Development Declaration shall remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date set forth above.

DECLARANT:                                   RASLP:

Howard Hughes Properties, Limited            The Resort at Summerlin, Limited
Partnership, a Delaware limited              Partnership, a Nevada limited
partnership                                  partnership

By: The Howard Hughes Corporation, a         By: The Resort at Summerlin, Inc.,
    Delaware corporation, its sole               a Nevada corporation, its
    general partner                              general partner

By: /s/ John A Kilduff                       By:
   -------------------------------              ------------------------------
   John A. Kilduff, Executive Vice              John J. Tipton, Senior Vice
   President                                    President

STATE OF NEVADA     )
                    )    ss.
COUNTY OF CLARK     )

     This instrument was acknowledged before me on December 4, 1997 by John A. Kilduff as Executive Vice President of The Howard Hughes Corporation, a Delaware corporation, the sole general partner of Howard Hughes Properties, Limited Partnership, a Delaware limited partnership.

[SEAL]       OFFICIAL SEAL                   /s/ E.F. Stafford
             E.F. STAFFORD                   ----------------------------------
         NOTARY PUBLIC - NEVADA
          PRINCIPAL OFFICE IN
             CLARK COUNTY
No. 96-4045-1  My Comm. Exp. Aug. 1, 2000

STATE OF NEVADA     )
                    )    ss.
COUNTY OF CLARK     )

     This instrument was acknowledged before me on December __, 1997 by John J. Tipton, as Senior Vice President of The Resort at Summerlin, Inc., a Nevada corporation, the general partner of The Resort at Summerlin, Limited Partnership, a Nevada limited partnership.


                                             ----------------------------------



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